UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2020

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

On August 19, 2020, First United Corporation (the “Company”) published an investor presentation that discusses certain aspects of its financial results for the six- and three-month periods ended June 30, 2020. A copy of the presentation is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Company’s Articles of Incorporation, as amended and restated to date (the “Charter”) and Amended and Restated Bylaws, as amended to date (the “Bylaws”), provide for a classified Board of Directors (the “Board”), with directors divided into three classes serving staggered terms of three years each. The terms of one class of directors expire at each annual meeting of shareholders. As part of the Board’s ongoing evaluation of the corporate governance practices of the Company and in response to feedback from the Company’s investors, market views on best-in-class governance practices, and the preferences of leading proxy advisors, the Board has evaluated the benefits of a declassified Board with directors serving terms of only one year. Following that evaluation, the Board decided that it will propose and recommend to shareholders that they approve a Charter amendment at the 2021 annual meeting of shareholders to declassify the Board over a period of three years, with full implementation at the 2025 annual meeting of shareholders (the “Charter Proposal”).

The Board will also amend the Bylaws to reflect the declassification of the Board, subject to shareholder approval of the Charter Proposal.

FORWARD-LOOKING STATEMENTS

This Item 8.01 contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that the Company files with the Securities and Exchange Commission entitled “Risk Factors”.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

99.1	Investor Presentation dated August 19, 2020 (furnished herewith)
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: August 19, 2020	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO